UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 12, 2016

Date of Report (Date of earliest event reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.
On December 13, 2016, Harmonic Inc. (the “Company”) announced Harold Covert’s intention to resign as the Chief Financial Officer of the Company.  This resignation will be effective on the later of the date that Harmonic’s annual report on Form 10-K for 2016 is filed with the Securities and Exchange Commission or the date that the Company hires a new Chief Financial  Officer.  In connection with this transition, the Company entered into a letter agreement with Mr. Covert that provides for a one‑time retention bonus equal to six months of his base salary (less applicable withholdings), subject to the following conditions: (1) Mr. Covert’s continued employment with the Company through the later of (i) the date the Company files with the Securities and Exchange Commission its 2016 annual report on Form 10-K or (ii) the date the Company hires a new Chief Financial Officer; (2) Mr. Covert performing certain duties as mutually agreed with the Chief Executive Officer of the Company until the first condition is achieved; (3) Mr. Covert’s execution of a release agreement that becomes effective and irrevocable no later than 60 days following the date the first condition is achieved; and (4) Mr. Covert being reasonably available to provide transition assistance to the Company during such 60 day period.
The foregoing description of the transition letter agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1. The information in the press release attached hereto as Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and Exhibit 99.1 furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act or under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Transition letter agreement dated December 12, 2016.
99.1	Press release of Harmonic Inc. dated December 13, 2016, entitled “Harmonic Announces CFO Transition.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2016	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Transition letter agreement dated December 12, 2016.
99.1	Press release of Harmonic Inc. dated December 13, 2016, entitled “Harmonic Announces CFO Transition.”